                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 29, 2003 on the financial statements of TRW
Automotive Inc., in Amendment No. 1 to the Registration Statement (Form S-1 No.
333-110513) on Form S-1 dated December 18, 2003 and related Prospectus of TRW
Automotive Holdings Corp. for the registration of shares of its common stock.

                                                           /s/ Ernst & Young LLP

Troy, Michigan
December 17, 2003